Exhibit 10.4

SECURITY AGREEMENT

This Security Agreement (the “Agreement”) is dated as of March 24, 2014, by and among Willdan Group, Inc., a Delaware corporation (the “Borrower”), the other parties executing this Agreement under the heading “Debtors” (the Borrower and such other parties, along with any parties who execute and deliver to the Secured Party referred to herein an agreement attached hereto as Schedule H, being hereinafter referred to collectively as the “Debtors” and individually as a “Debtor”), each with its mailing address as set forth in Section 13(b) hereof, and BMO Harris Bank N.A., a national banking association (the “Secured Party”), with its mailing address as set forth in Section 13(b) hereof.  The term “Debtor” and “Debtors” as used herein shall mean and include the Debtors collectively and also each individually, with all grants, representations, warranties and covenants of and by the Debtors, or any of them, herein contained to constitute joint and several grants, representations, warranties and covenants of and by the Debtors; provided, however, that unless the context in which the same is used shall otherwise require, any grant, representation, warranty or covenant contained herein related to the Collateral shall be made by each Debtor only with respect to the Collateral owned by it or represented by such Debtor as owned by it.

PRELIMINARY STATEMENT

A.            The Borrower, the other Debtors party hereto and the Secured Party have entered into a Credit Agreement dated as of March 24, 2014 (the Credit Agreement, as the same may be amended or modified from time to time, including amendments and restatements thereof in its entirety, being referred to herein as the “Credit Agreement”) pursuant to which the Secured Party may from time to time extend credit or otherwise make financial accommodations available to or for the account of the Borrower.

B.             The Debtors (other than the Borrower) are subsidiaries or affiliates of the Borrower.

C.             Each Debtor provides each of the other Debtors with substantial financial, management, administrative, and technical support.

D.               The interdependent nature of the businesses of the Debtors is such that the viability of each Debtor is dependent upon the continued success of the other Debtors and, upon the continuation of such Debtor’s business relationships with the other Debtors, and the continuation thereof necessitates the Borrower’s access to credit and other financial accommodations from the Secured Party.

E.             As a condition to extending credit or otherwise making financial accommodations available to or for the account of the Borrower (whether under the Credit Agreement or otherwise), the Secured Party requires, among other things, that each Debtor grant the Secured Party a security interest in such Debtor’s personal property described herein subject to the terms and conditions hereof.

NOW, THEREFORE, in consideration of the benefits accruing to the Debtors, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.            Terms defined in Credit Agreement.  Except as otherwise provided in Section 2 below, all capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.  The term “Debtor” and “Debtors” as used herein shall mean and include the Debtors collectively and also each individually, with all grants, representations, warranties, and covenants of and by the Debtors, or any of them, herein contained to constitute joint and several grants, representations, warranties, and covenants of and by the Debtors; provided, however, that unless the context in which the same is used shall otherwise require, any grant, representation, warranty or covenant contained herein related to the Collateral shall be made by each Debtor only with respect to the Collateral owned by it or represented by such Debtor as owned by it.

Section 2.            Grant of Security Interest.  Each Debtor hereby grants to the Secured Party (for the benefit of itself and as representative for the benefit of its affiliates) a lien on and security interest in, and acknowledges and agrees that the Secured Party has and shall continue to have a continuing lien on and security interest in, all right, title, and interest of each Debtor, whether now owned or existing or hereafter created, acquired or arising, in and to all of the following:

(a)              Accounts (including all Health-Care-Insurance Receivables, if any);

(b)              Chattel Paper;

(c)               Instruments (including Promissory Notes);

(d)              Documents;

(e)               General Intangibles (including Payment Intangibles and Software, patents, trademarks, tradestyles, copyrights, and all other intellectual property rights, including all applications, registration, and licenses therefor, and all goodwill of the business connected therewith or represented thereby);

(f)                Letter-of-Credit Rights;

(g)               Supporting Obligations;

(h)              Deposit Accounts;

(i)                  Investment Property (including certificated and uncertificated Securities, Securities Accounts, Security Entitlements, Commodity Accounts, and Commodity Contracts);

(j)                 Inventory;

(k)              Equipment (including all software, whether or not the same constitutes embedded software, used in the operation thereof);

(l)                  Fixtures;

(m)          Commercial Tort Claims (as described on Schedule F hereto or on one or more supplements to this Agreement);

(n)              Rights to merchandise and other Goods (including rights to returned or repossessed Goods and rights of stoppage in transit) which is represented by, arises from, or relates to any of the foregoing;

(o)              Monies, personal property, and interests in personal property of such Debtor of any kind or description now held by the Secured Party or at any time hereafter transferred or delivered to, or coming into the possession, custody, or control of, the Secured Party, or any agent or affiliate of the Secured Party, whether expressly as collateral security or for any other purpose (whether for safekeeping, custody, collection or otherwise), and all dividends and distributions on or other rights in connection with any such property;

(p)              Supporting evidence and documents relating to any of the above-described property, including, without limitation, computer programs, disks, tapes and related electronic data processing media, and all rights of such Debtor to retrieve the same from third parties, written applications, credit information, account cards, payment records, correspondence, delivery and installation certificates, invoice copies, delivery receipts, notes, and other evidences of indebtedness, insurance certificates and the like, together with all books of account, ledgers, and cabinets in which the same are reflected or maintained;

(q)              Accessions and additions to, and substitutions and replacements of, any and all of the foregoing; and

(r)                 Proceeds and products of the foregoing, and all insurance of the foregoing and proceeds thereof;

all of the foregoing being herein sometimes referred to as the “Collateral”; provided however that “Collateral” shall not include any Excluded Property.  All terms which are used in this Agreement which are defined in the Uniform Commercial Code of the State of Illinois as in effect from time to time (“UCC”) shall have the same meanings herein as such terms are defined in the UCC, unless this Agreement shall otherwise specifically provide.  For purposes of this Agreement, the term “Receivables” means all rights to the payment of a monetary obligation, whether or not earned by performance, and whether evidenced by an Account, Chattel Paper, Instrument, General Intangible, or otherwise.

Section 3.            Obligations Hereby Secured.  This Agreement is made and given to secure, and shall secure, the prompt payment and performance of (a) any and all indebtedness, obligations, and liabilities of whatsoever kind and nature of the Debtors, and any of them, to the Secured Party and to any of its affiliates (whether arising before or after the filing of a petition in bankruptcy), whether direct or indirect, absolute or contingent, due or to become due, and whether now existing or hereafter arising and howsoever held, evidenced, or acquired, and whether several, joint, or joint and several, including without limitation all “Obligations,” “Hedging Liability,” and “Bank Product Liability,” as such terms are defined in the Credit Agreement, all obligations with respect to Loans made and to be made under the Credit Agreement (whether or not evidenced by Notes issued thereunder), all obligations of the Borrower to reimburse the Secured Party for the amount of all drawings on all Letters of Credit issued pursuant to the Credit Agreement and all other obligations of the Borrower under all Applications for Letters of Credit, all other obligations of the Borrower and the other Debtors under the Loan Documents, all obligations of the Debtors, and of any of them individually, with respect to any Hedging Liability and the agreements relating thereto, all obligations of the Debtors, and of any of them individually, with respect to any Bank Product Liability and the agreements relating thereto, and all obligations of the Debtors, and of any of them individually, arising under any guaranty issued by it relating to the foregoing or any part thereof, in each case whether now existing or hereafter arising (and whether arising before or after the filing of a petition in bankruptcy and including all interest, costs, fees, and charges after the entry of an order for relief against a Debtor in a case under Title 11 of the United States Bankruptcy Code or any similar proceeding, whether or not such interest, costs, fees and charges would be an allowed claim against such Debtor in such proceeding), due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired and (b) any and all expenses and charges, legal or otherwise, suffered or incurred by the Secured Party in collecting or enforcing any of such indebtedness, obligations, and liabilities or in realizing on or protecting or preserving any security therefor, including, without limitation, the lien and security interest granted hereby (all of the indebtedness, obligations, liabilities, expenses, and charges described above being hereinafter referred to as the “Secured Obligations”).  Notwithstanding anything in this Agreement to the contrary, the right of recovery against any Debtor (other than the Borrower to which this limitation shall not apply) under this Agreement shall not exceed $1.00 less than the lowest amount that would render such Debtor’s obligations under this Agreement void or voidable under applicable law, including fraudulent conveyance law.

Section 4.            Covenants, Agreements, Representations and Warranties.  The Debtors hereby covenant and agree with, and represents and warrants to, the Secured Party that:

(a)             Each Debtor is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization.  Each Debtor is the sole and lawful owner of its Collateral, and has full right, power, and authority to enter into this Agreement and to perform each and all of the matters and things herein provided for.  The execution and delivery of this Agreement, and the observance and performance of each of the matters and things herein set forth, will not (i) contravene or constitute a default under any provision of law or any judgment, injunction, order, or decree binding upon any Debtor or any provision of any Debtor’s organizational documents (e.g., charter, articles or certificate of incorporation and by-laws, articles or certificate of formation and limited liability company operating agreement, partnership agreement, or other similar organizational documents) or any covenant, indenture, or agreement of or affecting any Debtor or any of its property or (ii) result in the creation or imposition of any lien or encumbrance on any property of any Debtor except for the lien and security interest granted to the Secured Party hereunder.

(b)              Each Debtor’s respective chief executive office is at the location listed under Column 2 on Schedule A attached hereto opposite such Debtor’s name; and such Debtor has no other executive offices or places of business other than those listed under Column 3 on Schedule A attached hereto opposite such Debtor’s name.  The Collateral owned or leased by each Debtor is and shall remain in such Debtor’s possession or control at the locations listed under Columns 2 and 3 on Schedule A attached hereto opposite such Debtor’s name (collectively for each Debtor, as such locations may be amended or supplemented from time to time with written notice to the Secured Party as provided below, the “Permitted Collateral Locations”) other than (i) Collateral that is temporarily located at job sites in the ordinary course of business and (ii) Collateral aggregating less than $100,000 in fair market value outstanding at any one time.  If for any reason any Collateral is at any time kept or located at a location other than a Permitted Collateral Location, the Secured Party shall nevertheless have and retain a lien on and security interest therein.  The Debtors own and shall at all times own all Permitted Collateral Locations, except to the extent otherwise disclosed under Columns 2 and 3 on Schedule A.  No Debtor shall move its chief executive office or maintain a place of business at a location other than those specified under Columns 2 or 3 on Schedule A or permit the Collateral to be located at a location other than those specified under Columns 2 or 3 on Schedule A, in each case without first providing the Secured Party 30 days’ prior written notice of such Debtor’s intent to do so (at which time Schedule A will be deemed amended or supplemented with such additional or modified locations); provided that each Debtor shall at all times maintain its chief executive office and, unless otherwise specifically agreed to in writing by the Secured Party, Permitted Collateral Locations in the United States of America and, with respect to any new chief executive office or place of business or location of Collateral, such Debtor shall have taken all action reasonably requested by the Secured Party to maintain the lien and security interest of the Secured Party in the Collateral at all times fully perfected and in full force and effect.

(c)              Each Debtor’s legal name, jurisdiction of organization and organizational number (if any) are correctly set forth under Column 1 on Schedule A of this Agreement.  No Debtor has transacted business at any time during the immediately preceding five-year period, and does not currently transact business, under any other legal names or trade names other than the prior legal names and trade names (if any) set forth on Schedule B attached hereto.  No Debtor shall change its jurisdiction of organization without the Secured Party’s prior written consent.  No Debtor shall change its legal name or transact business under any other trade name without first giving 30 days’ prior written notice of its intent to do so to the Secured Party.

(d)              The Collateral and every part thereof is and shall be free and clear of all security interests, liens (including, without limitation, mechanics’, laborers’ and statutory liens), attachments, levies, and encumbrances of every kind, nature and description, whether voluntary or involuntary, except for the lien and security interest of the Secured Party therein and as otherwise permitted by Section 8.8 of the Credit Agreement.  Each Debtor shall warrant and defend the Collateral against any claims and demands of all persons at any time claiming the same or any interest in the Collateral adverse to the Secured Party.

(e)              Each Debtor shall promptly pay when due all taxes, assessments, and governmental charges and levies upon or against such Debtor or any of its Collateral, in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith by appropriate proceedings which prevent foreclosure or other realization upon any of the Collateral and preclude interference with the operation of such Debtor’s business in the ordinary course, and such Debtor shall have established adequate reserves therefor.

(f)              No Debtor shall use, manufacture, sell, or distribute any Collateral in violation of any statute, ordinance, or other governmental requirement.  No Debtor shall waste or destroy the Collateral or any part thereof or be negligent in the care or use of any Collateral.  Each Debtor shall perform in all material respects its obligations under any contract or other agreement constituting part of the Collateral, it being understood and agreed that the Secured Party has no responsibility to perform such obligations.

(g)               Subject to Sections 5(b), 7(b), 7(c), and 8(c) hereof and the terms of the Credit Agreement (including, without limitation, Section 8.10 thereof), no Debtor shall, without the Secured Party’s prior written consent, sell, assign, mortgage, lease, or otherwise dispose of the Collateral or any interest therein.

(h)              The Debtors shall at all times insure the Collateral consisting of tangible personal property against such risks and hazards as other persons similarly situated insure against, and including in any event loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards as the Secured Party may reasonably specify.  All insurance required hereby shall be maintained in amounts and under policies and with insurers reasonably acceptable to the Secured Party, and all such policies shall contain lender loss payable clauses naming the Secured Party as loss payee as its interest may appear (and, if the Secured Party requests, naming the Secured Party as an additional insured therein) in a form reasonably acceptable to the Secured Party.  All premiums on such insurance shall be paid by the Debtors.  Certificates of insurance evidencing compliance with the foregoing and, at the Secured Party’s request, the policies of such insurance shall be delivered by the Debtors to the Secured Party.  All insurance required hereby shall provide that any loss shall be payable to the Secured Party notwithstanding any act or negligence of any Debtor, shall provide that no cancellation thereof shall be effective until at least 30 days after receipt by the relevant Debtor and the Secured Party of written notice thereof, and shall be reasonably satisfactory to the Secured Party in all other respects.  In case of any material loss, damage to or destruction of the Collateral or any part thereof, the relevant Debtor shall promptly give written notice thereof to the Secured Party generally describing the nature and extent of such damage or destruction.  In case of any loss, damage to or destruction of the Collateral or any part thereof, the relevant Debtor, whether or not the insurance proceeds, if any, received on account of such damage or destruction shall be sufficient for that purpose, at such Debtor’s cost and expense, shall promptly repair or replace the Collateral so lost, damaged, or destroyed, except to the extent such Collateral, prior to its loss, damage, or destruction, had become uneconomical, obsolete, or worn out and is not necessary for or of importance to the proper conduct of such Debtor’s business in the ordinary course.  In the event any Debtor shall receive any proceeds of such insurance, such Debtor shall immediately pay over such proceeds to the Secured Party.  Each Debtor hereby authorizes the Secured Party, at the Secured Party’s option, to adjust, compromise, and settle any losses under any insurance afforded at any time during the existence of any Event of Default or any other event or condition which with the lapse of time or the giving of notice, or both, would constitute an Event of Default, and each Debtor does hereby irrevocably constitute the Secured Party, and each of its nominees, officers, agents, attorneys, and any other person whom the Secured Party may designate, as such Debtor’s attorneys-in-fact, with full power and authority to effect such adjustment, compromise, and/or settlement and to endorse any drafts drawn by an insurer of the Collateral or any part thereof and to do everything necessary to carry out such purposes and to receive and receipt for any unearned premiums due under policies of such insurance.  Unless the Secured Party elects to adjust, compromise, or settle losses as aforesaid, any adjustment, compromise, and/or settlement of any losses under any insurance shall be made by the relevant Debtor subject to final approval of the Secured Party (regardless of whether or not an Event of Default shall have occurred) in the case of losses exceeding $250,000.  Net insurance proceeds received by the Secured Party under the provisions hereof or under any policy of insurance covering the Collateral or any part thereof shall be applied to the reduction of the Secured Obligations (whether or not then due); provided, however, that the Secured Party agrees to release such insurance proceeds to the relevant Debtor for replacement or restoration of the portion of the Collateral lost, damaged, or destroyed if, but only if, (i) at the time of release no Event of Default, or any other event or condition which with the lapse of time or the giving of notice, or both, would constitute an Event of Default, exists, (ii) written application for such release is received by the Secured Party from such Debtor within 30 days of receipt of such proceeds, and (iii) the Secured Party has received evidence reasonably satisfactory to it that the Collateral lost, damaged or destroyed has been or will be replaced or restored to its condition immediately prior to the loss, destruction or other event giving rise to the payment of such insurance proceeds.  All insurance proceeds shall be subject to the lien and security interest of the Secured Party hereunder.

UNLESS THE DEBTORS PROVIDE THE SECURED PARTY WITH EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY THIS AGREEMENT, THE SECURED PARTY MAY PURCHASE INSURANCE AT THE DEBTORS’ EXPENSE TO PROTECT THE SECURED PARTY’S INTERESTS IN THE COLLATERAL.  THIS INSURANCE MAY, BUT NEED NOT, PROTECT THE DEBTORS’ INTERESTS IN THE COLLATERAL.  THE COVERAGE PURCHASED BY THE SECURED PARTY MAY NOT PAY ANY CLAIMS THAT ANY DEBTOR MAKES OR ANY CLAIM THAT IS MADE AGAINST ANY DEBTOR IN CONNECTION WITH THE COLLATERAL.  THE RELEVANT DEBTOR MAY LATER CANCEL ANY SUCH INSURANCE PURCHASED BY THE SECURED PARTY, BUT ONLY AFTER PROVIDING THE SECURED PARTY WITH EVIDENCE THAT SUCH DEBTOR HAS OBTAINED INSURANCE AS REQUIRED BY THIS AGREEMENT.  IF THE SECURED PARTY PURCHASES INSURANCE FOR THE COLLATERAL, THE DEBTORS WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING INTEREST AND ANY OTHER CHARGES THAT THE SECURED PARTY MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE.  THE COSTS OF THE INSURANCE MAY BE ADDED TO THE SECURED OBLIGATIONS SECURED HEREBY.  THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE THE DEBTORS MAY BE ABLE TO OBTAIN ON THEIR OWN.

(i)              Each Debtor shall at all times allow the Secured Party and its representatives free access to and right of inspection of the Collateral; provided that, unless the Secured Party believes in good faith an Event of Default, or any other event or condition which with the lapse of time or the giving of notice, or both, would constitute an Event of Default, exists, any such access or inspection shall only be required during the relevant Debtor’s normal business hours.

(j)             If any Collateral is in the possession or control of any of any Debtor’s agents or processors and the Secured Party so requests, such Debtor agrees to notify such agents or processors in writing of the Secured Party’s security interest therein and instruct them to hold all such Collateral for the Secured Party’s account and subject to the Secured Party’s instructions.  Each Debtor shall, upon the request of the Secured Party, authorize and instruct all bailees and other parties, if any, at any time processing, labeling, packaging, holding, storing, shipping, or transferring all or any part of the Collateral to permit the Secured Party and its representatives to examine and inspect any of the Collateral then in such party’s possession and to verify from such party’s own books and records any information concerning the Collateral or any part thereof which the Secured Party or its representatives may seek to verify.  As to any premises not owned by a Debtor wherein any of the Collateral is located, the relevant Debtor shall, at the Secured Party’s request, cause each party having any right, title or interest in, or lien on, any of such premises to enter into an agreement (any such agreement to contain a legal description of such premises) whereby such party disclaims any right, title and interest in, and lien on, the Collateral and allows the removal of such Collateral by the Secured Party and is otherwise in form and substance reasonably acceptable to the Secured Party; provided, however, that no such agreement need be obtained with respect to any one location wherein the value of the Collateral as to which such agreement has not been obtained aggregates less than $250,000 at any one time.

(k)              Each Debtor agrees from time to time to deliver to the Secured Party such evidence of the existence, identity, and location of its Collateral and of its availability as collateral security pursuant hereto (including, without limitation, schedules describing all Receivables created or acquired by such Debtor, copies of customer invoices or the equivalent, and original shipping or delivery receipts for all merchandise and other goods sold or leased or services rendered, together with such Debtor’s warranty of the genuineness thereof, and reports stating the book value of Inventory and Equipment by major category and location), in each case as the Secured Party may reasonably request.  The Secured Party shall have the right to verify all or any part of the Collateral in any manner, and through any medium, which the Secured Party considers appropriate (including, without limitation, the verification of Collateral by use of a fictitious name), and each Debtor agrees to furnish all assistance and information, and perform any acts, which the Secured Party may reasonably require in connection therewith.  Each Debtor shall promptly notify the Secured Party of any Collateral that such Debtor has determined to have been rendered obsolete, stating the prior book value of such Collateral, its type and location.

(l)              Each Debtor shall comply in all material respects with the terms and conditions of all leases, easements, right-of-way agreements, and other similar agreements binding upon such Debtor or affecting the Collateral or any part thereof, and all orders, ordinances, laws, and statutes of any city, state, or other governmental entity, department, or agency having jurisdiction with respect to the premises wherein such Collateral is located or the conduct of business thereon.

(m)              Schedule C attached hereto contains a true, complete, and current listing of all patents, trademarks, tradestyles, copyrights, and other intellectual property rights (including all registrations and applications therefor) owned by the Debtors as of the date hereof that are registered with any governmental authority.  The Debtors shall promptly notify the Secured Party in writing of any additional intellectual property rights acquired or arising after the date hereof, and shall submit to the Secured Party a supplement to Schedule C to reflect such additional rights (provided any Debtor’s failure to do so shall not impair the Secured Party’s security interest therein).  Each Debtor owns or possesses rights to use all franchises, licenses, patents, trademarks, trade names, tradestyles, copyrights, and rights with respect to the foregoing which are required to conduct its business.  No event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such rights, and the Debtors are not liable to any person for infringement under applicable law with respect to any such rights as a result of its business operations.

(n)              Schedule F attached hereto contains a true, complete and current listing of all Commercial Tort Claims held by the Debtors as of the date hereof, each described by reference to the specific incident giving rise to the claim.  Each Debtor agrees to execute and deliver to the Secured Party a supplement to this Agreement in the form attached hereto as Schedule G, or in such other form acceptable to the Secured Party, promptly upon becoming aware of any other Commercial Tort Claim held or maintained by such Debtor arising after the date hereof (provided such Debtor’s failure to do so shall not impair the Secured Party’s security interest therein).

(o)              Each Debtor agrees to execute and deliver to the Secured Party such further agreements, assignments, instruments, and documents and to do all such other things as the Secured Party may reasonably deem necessary or appropriate to assure the Secured Party its lien and security interest hereunder, including, without limitation, (i) such financing statements, and amendments thereof or supplements thereto, and such other instruments and documents as the Secured Party may from time to time reasonably require in order to comply with the UCC and any other applicable law, (ii) such agreements with respect to patents, trademarks, copyrights, and similar intellectual property rights as the Secured Party may from time to time reasonably require to comply with the filing requirements of the United States Patent and Trademark Office and the United States Copyright Office, and (iii) such control agreements with respect to all Deposit Accounts, Investment Property, Letter-of-Credit Rights, and electronic Chattel Paper, and to cause the relevant depository institutions, financial intermediaries, and issuers to execute and deliver such control agreements, as the Secured Party may from time to time reasonably require.  Each Debtor hereby agrees that a carbon, photographic, or other reproduction of this Agreement or any such financing statement is sufficient for filing as a financing statement by the Secured Party without notice thereof to such Debtor wherever the Secured Party in its sole discretion desires to file the same.  Each Debtor hereby authorizes the Secured Party to file any and all financing statements covering the Collateral or any part thereof as the Secured Party may require, including financing statements describing the Collateral as “all assets” or “all personal property” or words of like meaning.  The Secured Party may order lien searches from time to time against each Debtor and the Collateral, and the Debtor shall promptly reimburse the Secured Party for all reasonable costs and expenses incurred in connection with such lien searches.  In the event for any reason the law of any jurisdiction other than Illinois becomes or is applicable to the Collateral or any part thereof, or to any of the Secured Obligations, each Debtor agrees to execute and deliver all such instruments and documents and to do all such other things as the Secured Party in its sole discretion deems necessary or appropriate to preserve, protect, and enforce the lien and security interest of the Secured Party under the law of such other jurisdiction.  Each Debtor agrees to mark its books and records to reflect the lien and security interest of the Secured Party in the Collateral.

(p)              On failure of any Debtor to perform any of the covenants and agreements herein contained, the Secured Party may, at its option, perform the same and in so doing may expend such sums as the Secured Party may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, liens, and encumbrances, expenditures made in defending against any adverse claims, and all other expenditures which the Secured Party may be compelled to make by operation of law or which the Secured Party may make by agreement or otherwise for the protection of the security hereof.  All such sums and amounts so expended shall be repayable by the relevant Debtor immediately without notice or demand, shall constitute additional Secured Obligations secured hereunder and shall bear interest from the date said amounts are expended at the rate per annum (computed on the basis of a 360-day year for the actual number of days elapsed) determined by adding 2.0% per annum to the Base Rate from time to time in effect plus the Applicable Margin from time to time in effect for Base Rate Loans under the Revolving Facility, with any change in such rate per annum as so determined by reason of a change in such Base Rate to be effective on the date of such change in said Base Rate (such rate per annum as so determined being hereinafter referred to as the “Default Rate”).  No such performance of any covenant or agreement by the Secured Party on behalf of any Debtor, and no such advancement or expenditure therefor, shall relieve the Debtor of any default under the terms of this Agreement or in any way obligate the Secured Party to take any further or future action with respect thereto.  The Secured Party, in making any payment hereby authorized, may do so according to any bill, statement, or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement, or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, or title or claim.  The Secured Party, in performing any act hereunder, shall be the sole judge of whether any Debtor is required to perform same under the terms of this Agreement.  The Secured Party is hereby authorized to charge any account of the relevant Debtor maintained with the Secured Party for the amount of such sums and amounts so expended.

Section 5.            Special Provisions Re: Receivables.  (a) As of the time any Receivable owned by a Debtor becomes subject to the security interest provided for hereby, and at all times thereafter, such Debtor shall be deemed to have warranted as to each and all of such Receivables that all warranties of such Debtor set forth in this Agreement are true and correct with respect to each such Receivable; that each Receivable and all papers and documents relating thereto are genuine and in all respects what they purport to be; that each Receivable is valid and subsisting; that no such Receivable is evidenced by any Instrument or Chattel Paper unless such Instrument or Chattel Paper has theretofore been endorsed by such Debtor and delivered to the Secured Party (except that, prior to the occurrence of an Event of Default and thereafter until otherwise notified by the Secured Party, such Debtor will not be required to endorse and deliver to the Secured Party any such Instrument or Chattel Paper if and only so long as the aggregate outstanding balance of all such Instruments and Chattel Paper not so endorsed and delivered to the Secured Party hereunder is less than $250,000 at any one time outstanding); that no surety bond was required or given in connection with such Receivable or the contracts or purchase orders out of which the same arose; that the amount of the Receivable represented as owing is the correct amount actually and unconditionally owing, except for normal cash discounts on normal trade terms in the ordinary course of business; and that the amount of such Receivable represented as owing is not disputed and is not subject to any set-offs, credits, deductions, or countercharges other than those arising in the ordinary course of such Debtor’s business which are disclosed to the Secured Party in writing promptly upon such Debtor becoming aware thereof.  Without limiting the foregoing, if any Receivable arises out of a contract with the United States of America, or any state or political subdivision thereof, or any department, agency, or instrumentality of any of the foregoing, each Debtor agrees to notify the Secured Party and, at the Secured Party’s request, execute whatever instruments and documents are required by the Secured Party in order that such Receivable shall be assigned to the Secured Party and that proper notice of such assignment shall be given under the federal Assignment of Claims Act (or any successor statute) or any similar state or local statute, as the case may be.

(b)               Unless and until an Event of Default occurs, any merchandise or other goods which are returned by a customer or account debtor or otherwise recovered may be resold by a Debtor in the ordinary course of its business as presently conducted in accordance with Section 7(b) hereof; and, during the existence of any Event of Default, such merchandise and other goods shall be set aside at the request of the Secured Party and held by the relevant Debtor as trustee for the Secured Party and shall remain part of the Secured Party’s Collateral.  Unless and until an Event of Default occurs, the Debtors may settle and adjust disputes and claims with its customers and account debtors, handle returns and recoveries, and grant discounts, credits, and allowances in the ordinary course of its business as presently conducted for amounts and on terms which the relevant Debtor in good faith considers advisable; and, during the existence of any Event of Default, at the Secured Party’s request, the Debtors shall notify the Secured Party promptly of all returns and recoveries and, on the Secured Party’s request, deliver any such merchandise or other goods to the Secured Party.  During the existence of any Event of Default, at the Secured Party’s request, the Debtor shall also notify the Secured Party promptly of all disputes and claims and settle or adjust them at no expense to the Secured Party, but no discount, credit, or allowance other than on normal trade terms in the ordinary course of business as presently conducted shall be granted to any customer or account debtor and no returns of merchandise or other goods shall be accepted by any Debtor without the Secured Party’s consent.  The Secured Party may, at all times during the existence of any Event of Default, settle or adjust disputes and claims directly with customers or account debtors for amounts and upon terms which the Secured Party considers advisable.

(c)              Unless delivered to the Secured Party or its agent, all tangible Chattel Paper and Instruments shall contain a legend acceptable to the Secured Party indicating that such Chattel Paper or Instrument is subject to the security interest of the Secured Party contemplated by this Agreement.

Section 6.            Collection of Receivables.  (a) Except as otherwise provided in this Agreement, the Debtors shall make collection of all Receivables and may use the same to carry on its business in accordance with sound business practice and otherwise subject to the terms hereof.

(b)              Upon the occurrence of any Event of Default or of any event or condition which with the lapse of time or the giving of notice, or both, would constitute an Event of Default, whether or not the Secured Party has exercised any or all of its rights under other provisions of this Section 6, in the event the Secured Party requests any Debtor to do so:

(i)                  all Instruments and Chattel Paper at any time constituting part of the Receivables or any other Collateral (including any postdated checks) shall, upon receipt by such Debtor, be immediately endorsed to and deposited with the Secured Party; and/or

(ii)                    such Debtor shall instruct all customers and account debtors to remit all payments in respect of Receivables or any other Collateral to a lockbox or lockboxes under the sole custody and control of the Secured Party and which are maintained at post office(s) in Chicago, Illinois selected by the Secured Party.

(c)              Upon the occurrence of any Event of Default or of any event or condition which with the lapse of time or the giving of notice, or both, would constitute an Event of Default, whether or not the Secured Party has exercised any or all of its rights under other provisions of this Section 6, the Secured Party or its designee may notify the Debtors’ customers and account debtors at any time that Receivables or any other Collateral have been assigned to the Secured Party or of the Secured Party’s security interest therein, and either in its own name, or the relevant Debtor’s name, or both, demand, collect (including, without limitation, through a lockbox analogous to that described in Section 6(b)(ii) hereof), receive, receipt for, sue for, compound, and give acquittance for any or all amounts due or to become due on Receivables or any other Collateral, and in the Secured Party’s discretion file any claim or take any other action or proceeding which the Secured Party may deem reasonably necessary or appropriate to protect or realize upon the security interest of the Secured Party in the Receivables or any other Collateral.

(d)              Any proceeds of Receivables or other Collateral transmitted to or otherwise received by the Secured Party pursuant to any of the provisions of Sections 6(b) or 6(c) hereof may be handled and administered by the Secured Party in and through a remittance account at the Secured Party, and the Debtors acknowledge that the maintenance of such remittance account by the Secured Party is solely for the Secured Party’s convenience and that the Debtors do not have any right, title, or interest in such remittance account.  The Secured Party may, after the occurrence and during the continuation of any Event of Default or of any event or condition which with the lapse of time or the giving of notice, or both, would constitute an Event of Default, apply all or any part of any proceeds of Receivables or other Collateral received by it from any source to the payment of the Secured Obligations (whether or not then due and payable), such applications to be made in such amounts, in such manner and order and at such intervals as the Secured Party may from time to time in its discretion determine, but not less often than once each week.  The Secured Party need not apply or give credit for any item included in proceeds of Receivables or other Collateral until the Secured Party has received final payment therefor at its office in cash or final solvent credits current in Chicago, Illinois, acceptable to the Secured Party as such.  However, if the Secured Party does give credit for any item prior to receiving final payment therefor and the Secured Party fails to receive such final payment or an item is charged back to the Secured Party for any reason, the Secured Party may at its election in either instance charge the amount of such item back against the remittance account or any account of the relevant Debtor maintained with the Secured Party, together with interest thereon at the Default Rate.  Concurrently with each transmission of any proceeds of Receivables or other Collateral to the remittance account, each Debtor shall furnish the Secured Party with a report in such form as the Secured Party shall reasonably require identifying the particular Receivable or other Collateral from which the same arises or relates.  Unless and until an Event of Default or an event or condition which with the lapse of time or the giving of notice, or both, would constitute an Event of Default shall have occurred and be continuing, the Secured Party will release proceeds of Collateral which the Secured Party has not applied to the Secured Obligations as provided above from the remittance account from time to time promptly after receipt thereof. Each Debtor hereby indemnifies the Secured Party from and against all liabilities, damages, losses, actions, claims, judgments, costs, expenses, charges and attorneys’ fees suffered or incurred by the Secured Party because of the maintenance of the foregoing arrangements; provided, however, that no Debtor shall be required to indemnify the Secured Party for any of the foregoing to the extent they arise solely from the gross negligence or willful misconduct of the Secured Party (as determined by a court of competent jurisdiction by final and nonappealable judgment).  The Secured Party shall have no liability or responsibility to any Debtor for accepting any check, draft or other order for payment of money bearing the legend “payment in full” or words of similar import or any other restrictive legend or endorsement whatsoever or be responsible for determining the correctness of any remittance.

Section 7.            Special Provisions Re:  Inventory and Equipment.  (a) Each Debtor shall at its own cost and expense maintain, keep and preserve the Inventory in good and merchantable condition and keep and preserve the Equipment in good repair, working order and condition, ordinary wear and tear excepted, and, without limiting the foregoing, make all necessary and proper repairs, replacements and additions to the Equipment so that the efficiency thereof shall be fully preserved and maintained.

(b)              Each Debtor may, until an Event of Default has occurred and is continuing and thereafter until otherwise notified by the Secured Party, use, consume and sell the Inventory in the ordinary course of its business, but a sale in the ordinary course of business shall not under any circumstance include any transfer or sale in satisfaction, partial or complete, of a debt owing by such Debtor.

(c)              Each Debtor may, until an Event of Default has occurred and is continuing and thereafter until otherwise notified by the Secured Party, sell or otherwise dispose of Equipment to the extent permitted by Section 8.10 of the Credit Agreement.

(d)              As of the time any Inventory or Equipment becomes subject to the security interest provided for hereby and at all times thereafter, the relevant Debtor shall be deemed to have warranted as to any and all of such Inventory and Equipment that all warranties of such Debtor set forth in this Agreement are true and correct with respect to such Inventory and Equipment; that all of such Inventory and Equipment is located at a location set forth pursuant to Section 4(b) hereof; and that, in the case of Inventory, such Inventory is new and unused and in good and merchantable condition.  Each Debtor warrants and agrees that no Inventory owned by it is or will be consigned to any other person without the Secured Party’s prior written consent.

(e)              Upon the Secured Party’s request, each Debtor shall at its own cost and expense cause the lien of the Secured Party in and to any portion of the Collateral subject to a certificate of title law to be duly noted on such certificate of title or to be otherwise filed in such manner as is prescribed by law in order to perfect such lien and shall cause all such certificates of title and evidences of lien to be deposited with the Secured Party.

(f)              Except for Equipment from time to time located on the real estate described on Schedule D attached hereto and as otherwise disclosed to the Secured Party in writing, none of the Equipment is or will be attached to real estate in such a manner that the same may become a fixture.

(g)               If any of the Inventory is at any time evidenced by a document of title, such document shall be promptly delivered by the relevant Debtor to the Secured Party except to the extent the Secured Party specifically requests such Debtor not to do so with respect to any such document.

Section 8.            Special Provisions Re:  Investment Property and Deposits.  (a) Unless and until an Event of Default has occurred and is continuing and thereafter until notified to the contrary by the Secured Party pursuant to Section 10(d) hereof:

(i)                         the Debtors shall be entitled to exercise all voting and/or consensual powers pertaining to the Investment Property or any part thereof, for all purposes not inconsistent with the terms of this Agreement or any other document evidencing or otherwise relating to any Secured Obligations; and

(ii)                      the Debtors shall be entitled to receive and retain all cash dividends paid upon or in respect of the Investment Property.

(b)              All Investment Property (including all securities, certificated or uncertificated, securities accounts, and commodity accounts) of the Debtors on the date hereof is listed and identified on Schedule E attached hereto and made a part hereof.  Each Debtor shall promptly notify the Secured Party of any other Investment Property acquired or maintained by such Debtor after the date hereof, and shall submit to the Secured Party a supplement to Schedule E to reflect such additional rights (provided such Debtor’s failure to do so shall not impair the Secured Party’s security interest therein).  Certificates for all certificated securities now or at any time constituting Investment Property shall be promptly delivered by the Debtors to the Secured Party duly endorsed in blank for transfer or accompanied by an appropriate assignment or assignments or an appropriate undated stock power or powers, in every case sufficient to transfer title thereto, including, without limitation, all stock received in respect of a stock dividend or resulting from a split-up, revision, or reclassification of the Investment Property or any part thereof or received in addition to, in substitution of, or in exchange for the Investment Property or any part thereof as a result of a merger, consolidation, or otherwise.  With respect to any uncertificated securities or any Investment Property held by a securities intermediary, commodity intermediary, or other financial intermediary of any kind, at the Secured Party’s request, the Debtors shall execute and deliver, and shall cause any such issuer or intermediary to execute and deliver, an agreement among the relevant Debtor, the Secured Party, and such issuer or intermediary in form and substance reasonably satisfactory to the Secured Party which provides, among other things, for the intermediary’s agreement that it shall comply with entitlement orders, and apply any value distributed on account of any such Investment Property, as directed by the Secured Party without further consent by any Debtor.  The Secured Party may at any time, after the occurrence of an Event of Default or an event or condition which with the lapse of time or the giving of notice, or both, would constitute an Event of Default, cause to be transferred into its name or the name of its nominee or nominees all or any part of the Investment Property hereunder.

(c)              Unless and until an Event of Default, or an event or condition which with the lapse of time or the giving of notice, or both, would constitute an Event of Default, has occurred and is continuing, the Debtors may sell or otherwise dispose of any Investment Property to the extent permitted by the Credit Agreement, provided that no Debtor shall sell or otherwise dispose of any capital stock of or other equity interests in any direct or indirect subsidiary without the prior written consent of the Secured Party.  After the occurrence and during the continuation of any Event of Default or of any event or condition which with the lapse of time or the giving of notice, or both, would constitute an Event of Default, no Debtor shall sell all or any part of the Investment Property without the prior written consent of the Secured Party.

(d)              The Debtors represent that on the date of this Agreement, none of the Investment Property consists of margin stock (as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System) except to the extent the Debtors have delivered to the Secured Party a duly executed and completed Form U-1 with respect to such stock.  If at any time the Investment Property or any part thereof consists of margin stock, the Debtors shall promptly so notify the Secured Party and deliver to the Secured Party a duly executed and completed Form U-1 and such other instruments and documents reasonably requested by the Secured Party in form and substance reasonably satisfactory to the Secured Party.

(e)              Notwithstanding anything to the contrary contained herein, in the event any Investment Property is subject to the terms of a separate security agreement in favor of the Secured Party, the terms of such separate security agreement shall govern and control unless otherwise agreed to in writing by the Secured Party.

(f)              All Deposit Accounts of the Debtors on the date hereof are listed and identified (by account number and depository institution) on Schedule E attached hereto and made a part hereof.  Each Debtor shall promptly notify the Secured Party of any other Deposit Account opened or maintained by such Debtor after the date hereof, and shall submit to the Secured Party a supplement to Schedule E to reflect such additional accounts (provided such Debtor’s failure to do so shall not impair the Secured Party’s security interest therein).  With respect to any Deposit Account maintained by a depository institution other than the Secured Party, and as a condition to the establishment and maintenance of any such Deposit Account except as otherwise agreed to in writing by the Secured Party, such Debtor, the depository institution, and the Secured Party shall execute and deliver an account control agreement in form and substance reasonably satisfactory to the Secured Party which provides, among other things, for the depository institution’s agreement that it will comply with instructions originated by the Secured Party directing the disposition of the funds in the Deposit Account without further consent by such Debtor.

Section 9.            Power of Attorney.  In addition to any other powers of attorney contained herein, each Debtor hereby appoints the Secured Party, its nominee, and any other person whom the Secured Party may designate, as such Debtor’s attorney-in-fact, with full power and authority upon the occurrence and during the continuation of any Event of Default to sign such Debtor’s name on verifications of Receivables and other Collateral; to send requests for verification of Collateral to such Debtor’s customers, account debtors, and other obligors; to exercise all voting rights with respect to the Investment Property or other Collateral or any part thereof; to endorse or sign such Debtor’s name on assignments, stock powers or other instruments of transfer and any checks, notes, acceptances, money orders, drafts, and any other forms of payment or security that may come into the Secured Party’s possession or on any assignments, stock powers, or other instruments of transfer relating to the Collateral or any part thereof; to sign such Debtor’s name on any invoice or bill of lading relating to any Collateral, on claims to enforce collection of any Collateral, on notices to and drafts against customers and account debtors and other obligors, on schedules and assignments of Collateral, on notices of assignment and on public records; to notify the post office authorities to change the address for delivery of such Debtor’s mail to an address designated by the Secured Party; to receive, open and dispose of all mail addressed to such Debtor; and to do all things necessary to carry out this Agreement.  Each Debtor hereby ratifies and approves all acts of any such attorney and agrees that neither the Secured Party nor any such attorney will be liable for any acts or omissions or for any error of judgment or mistake of fact or law other than such person’s gross negligence or willful misconduct (as determined by a court of competent jurisdiction by final and nonappealable judgment); provided that in no event shall it be liable for any punitive, exemplary, indirect or consequential damages.  The Secured Party may file one or more financing statements disclosing its security interest in any or all of the Collateral without the relevant Debtor’s signature appearing thereon.  Each Debtor also hereby grants the Secured Party a power of attorney to execute any such financing statements, or amendments and supplements to financing statements, on behalf of such Debtor without notice thereof to such Debtor.  The foregoing powers of attorney, being coupled with an interest, are irrevocable until the Secured Obligations have been fully paid and satisfied and all agreements of the Secured Party to extend credit to or for the account of the Borrower have expired or otherwise have been terminated.

Section 10.             Defaults and Remedies.  (a) The occurrence of any one or more of the following events shall constitute an “Event of Default” hereunder:

(i)              default for a period of 2 days in the payment when due (whether by demand, lapse of time, acceleration or otherwise) of the Secured Obligations or any part thereof; or

(ii)                default in the observance or performance of any covenant set forth in Sections 6(b), 8(b), or 8(f) hereof or of any provision hereof requiring the maintenance of insurance on the Collateral or dealing with the use or remittance of proceeds of Collateral; or

(iii)                 default in the observance or performance of any other provision hereof which is not remedied within 30 days after the earlier of (a) the date on which such default shall first become known to any officer of any Debtor or (b) written notice thereof is given to the Debtors by the Secured Party; or

(iv)               any representation or warranty made by any Debtor herein, or in any statement or certificate furnished by it pursuant hereto, or in connection with any loan or extension of credit made to or on behalf of or at the request of any Debtor by the Secured Party, shall be false in any material respect as of the date of the issuance or making thereof; or

(v)                      any event shall occur or condition shall exist which is specified as an “Event of Default” under the Credit Agreement, regardless of whether or not the Credit Agreement remains in effect, or any other default shall occur in the observance or performance of any terms or provisions of any instrument or document evidencing or securing any Secured Obligations or setting forth terms and conditions applicable thereto or otherwise relating thereto, or this Agreement shall for any reason not be or shall cease to be in full force and effect or is declared to be null and void.

(b)              Upon the occurrence and during the continuation of any Event of Default, the Secured Party shall have, in addition to all other rights provided herein or by law, the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights or remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further the Secured Party may, without demand and without advertisement, notice, hearing, or process of law, all of which the Debtors hereby waive, at any time or times, sell and deliver all or any part of the Collateral (and any other property of the Debtors attached thereto or found therein) held by or for it at public or private sale, for cash, upon credit, or otherwise, at such prices and upon such terms as the Secured Party deems advisable, in its sole discretion.  In the exercise of any such remedies, the Secured Party may sell the Collateral as a unit even though the sales price thereof may be in excess of the amount remaining unpaid on the Secured Obligations.  Also, if less than all the Collateral is sold, the Secured Party shall have no duty to marshal or apportion the part of the Collateral so sold as between the Debtors, or any of them, but may sell and deliver any or all of the Collateral without regard to which of the Debtors are the owners thereof.  In addition to all other sums due the Secured Party hereunder, the Debtors shall pay the Secured Party all costs and expenses incurred by the Secured Party, including attorneys’ fees and court costs, in obtaining, liquidating or enforcing payment of Collateral or the Secured Obligations or in the prosecution or defense of any action or proceeding by or against the Secured Party or any Debtor concerning any matter arising out of or connected with this Agreement or the Collateral or the Secured Obligations, including, without limitation, any of the foregoing arising in, arising under or related to a case under the United States Bankruptcy Code (or any successor statute).  Any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to each Debtor in accordance with Section 13(b) hereof at least 10 days before the time of sale or other event giving rise to the requirement of such notice; provided however, no notification need be given to any Debtor if such Debtor has signed, after an Event of Default has occurred, a statement renouncing any right to notification of sale or other intended disposition.  The Secured Party shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given.  The Secured Party may be the purchaser at any such sale.  Each

Debtor hereby waives all of its rights of redemption from any such sale.  The Secured Party may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, be made at the time and place to which the sale was postponed or the Secured Party may further postpone such sale by announcement made at such time and place.  The Secured Party has no obligation to prepare the Collateral for sale.  The Secured Party may sell or otherwise dispose of the Collateral without giving any warranties as to the Collateral or any part thereof, including disclaimers of any warranties of title or the like, and each Debtor acknowledges and agrees that the absence of such warranties shall not render the disposition commercially unreasonable.

(c)              Without in any way limiting the foregoing, upon the occurrence and during the continuation of any Event of Default, the Secured Party shall have the right, in addition to all other rights provided herein or by law, to take physical possession of any and all of the Collateral and anything found therein, the right for that purpose to enter without legal process any premises where the Collateral may be found (provided such entry be done lawfully), and the right to maintain such possession on the relevant Debtor’s premises (each Debtor hereby agreeing to lease such premises without cost or expense to the Secured Party or its designee if the Secured Party so requests) or to remove the Collateral or any part thereof to such other places as the Secured Party may desire.  Upon the occurrence and during the continuation of any Event of Default, the Secured Party shall have the right to exercise any and all rights with respect to all Deposit Accounts of each Debtor including, without limitation, the right to direct the disposition of the funds in each Deposit Account and to collect, withdraw, and receive all amounts due or to become due or payable under each such Deposit Account.  Upon the occurrence and during the continuation of any Event of Default, each Debtor shall, upon the Secured Party’s demand, promptly assemble the Collateral and make it available to the Secured Party at a place designated by the Secured Party.  If the Secured Party exercises its right to take possession of the Collateral, the relevant Debtor shall also at its expense perform any and all other steps requested by the Secured Party to preserve and protect the security interest hereby granted in the Collateral, such as placing and maintaining signs indicating the security interest of the Secured Party, appointing overseers for the Collateral, and maintaining Collateral records.

(d)              Without in any way limiting the foregoing, upon the occurrence and during the continuation of any Event of Default, all rights of each Debtor to exercise the voting and/or consensual powers which it is entitled to exercise pursuant to Section 8(a)(i) hereof and/or to receive and retain the distributions which it is entitled to receive and retain pursuant to Section 8(a)(ii) hereof, shall, at the option of the Secured Party, cease and thereupon become vested in the Secured Party, which, in addition to all other rights provided herein or by law, shall then be entitled solely and exclusively to exercise all voting and other consensual powers pertaining to the Investment Property (including, without limitation, the right to deliver notice of control with respect to any Investment Property held in a securities account or commodity account and deliver all entitlement orders with respect thereto) and/or to receive and retain the distributions which any Debtor would otherwise have been authorized to retain pursuant to Section 8(a)(ii) hereof and shall then be entitled solely and exclusively to exercise any and all rights of conversion, exchange, or subscription or any other rights, privileges, or options pertaining to any Investment Property as if the Secured Party were the absolute owner thereof.  Without limiting the foregoing, the Secured Party shall have the right to exchange, at its discretion, any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization, or other readjustment of the respective issuer thereof or upon the exercise by or on behalf of any such issuer or the Secured Party of any right, privilege, or option pertaining to any Investment Property and, in connection therewith, to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms and conditions as the Secured Party may determine.  In the event the Secured Party in good faith believes any of the Collateral constitutes restricted securities within the meaning of any applicable securities laws, any disposition thereof in compliance with such laws shall not render the disposition commercially unreasonable.

(e)              EACH DEBTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE SECURED PARTY AS ITS PROXY AND ATTORNEY-IN-FACT WITH RESPECT TO ITS INVESTMENT PROPERTY AND OTHER COLLATERAL, INCLUDING THE RIGHT TO VOTE SUCH INVESTMENT PROPERTY AND OTHER COLLATERAL, WITH FULL POWER OF SUBSTITUTION TO DO SO. IN ADDITION TO THE RIGHT TO VOTE ANY SUCH INVESTMENT PROPERTY AND OTHER COLLATERAL, THE APPOINTMENT OF THE SECURED PARTY AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF SUCH INVESTMENT PROPERTY AND OTHER COLLATERAL WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS OR OTHER EQUITY HOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS OR OTHER EQUITY HOLDERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY SUCH INVESTMENT PROPERTY AND OTHER COLLATERAL ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF SUCH INVESTMENT PROPERTY AND OTHER COLLATERAL OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE OF AN EVENT OF DEFAULT.  EACH DEBTOR HEREBY RATIFIES AND APPROVES ALL ACTS OF ANY SUCH ATTORNEY AND AGREES THAT NEITHER THE SECURED PARTY NOR ANY SUCH ATTORNEY WILL BE LIABLE FOR ANY ACTS OR OMISSIONS OR FOR ANY ERROR OF JUDGMENT OR MISTAKE OF FACT OR LAW OTHER THAN SUCH PERSON’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION; PROVIDED THAT, IN NO EVENT SHALL THEY BE LIABLE FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES. THE FOREGOING POWERS OF ATTORNEY AND PROXY, BEING COUPLED WITH AN INTEREST, ARE IRREVOCABLE UNTIL THE SECURED OBLIGATIONS HAVE BEEN FULLY PAID AND SATISFIED AND ALL COMMITMENTS OF THE LENDERS TO EXTEND CREDIT TO OR FOR THE ACCOUNT OF THE BORROWER UNDER THE CREDIT AGREEMENT HAVE EXPIRED OR OTHERWISE TERMINATED.

(f)              Without in any way limiting the foregoing, each Debtor hereby grants to the Secured Party a royalty-free irrevocable license and right to use all of such Debtor’s patents, patent applications, patent licenses, trademarks, trademark registrations, trademark licenses, trade names, trade styles, copyrights, copyright applications, copyright licenses, and similar intangibles in connection with any foreclosure or other realization by the Secured Party on all or any part of the Collateral.  The license and right granted the Secured Party hereby shall be without any royalty or fee or charge whatsoever.

(g)               The powers conferred upon the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose on it any duty to exercise such powers.  The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession or control if such Collateral is accorded treatment substantially equivalent to that which the Secured Party accords its own property, consisting of similar type assets, it being understood, however, that the Secured Party shall have no responsibility for ascertaining or taking any action with respect to calls, conversions, exchanges, maturities, tenders, or other matters relating to any such Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters.  This Agreement constitutes an assignment of rights only and not an assignment of any duties or obligations of the Debtors, or any of them, in any way related to the Collateral, and the Secured Party shall have no duty or obligation to discharge any such duty or obligation.  The Secured Party shall have no responsibility for taking any necessary steps to preserve rights against any parties with respect to any Collateral or initiating any action to protect the Collateral against the possibility of a decline in market value.  Neither the Secured Party nor any party acting as attorney for the Secured Party shall be liable for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct (as determined by a court of competent jurisdiction by final and nonappealable judgment).

(h)              Failure by the Secured Party to exercise any right, remedy, or option under this Agreement or any other agreement between the Debtors, or any of them, and the Secured Party or provided by law, or delay by the Secured Party in exercising the same, shall not operate as a waiver; and no waiver by the Secured Party shall be effective unless it is in writing and then only to the extent specifically stated.  The rights and remedies of the Secured Party under this Agreement shall be cumulative and not exclusive of any other right or remedy which the Secured Party may have.  For purposes of this Agreement, an Event of Default shall be construed as continuing after its occurrence until waived in writing by the Secured Party.

Section 11.             Application of Proceeds.  The proceeds and avails of the Collateral at any time received by the Secured Party after the occurrence and during the continuation of any Event of Default shall, when received by the Secured Party in cash or its equivalent, be applied by the Secured Party as follows:

(i)                       first, to the payment and satisfaction of all sums paid and costs and expenses incurred by the Secured Party hereunder or otherwise in connection herewith, including such monies paid or incurred in connection with protecting, preserving or realizing upon the Collateral or enforcing any of the terms hereof, including attorneys’ fees and court costs, together with any interest thereon (but without preference or priority of principal over interest or of interest over principal), to the extent the Secured Party is not reimbursed therefor by the Debtors; and

(ii)                    second, to the payment and satisfaction of the remaining Secured Obligations, whether or not then due (in whatever order the Secured Party elects), both for interest and principal.

The Debtors shall remain liable to the Secured Party for any deficiency.  Any surplus remaining after the full payment and satisfaction of the foregoing shall be returned to the Debtors or to whomsoever the Secured Party reasonably determines is lawfully entitled thereto.

Section 12.                                   Continuing Agreement.  This Agreement shall be a continuing agreement in every respect and shall remain in full force and effect until all of the Secured Obligations, both for principal and interest, have been fully paid and satisfied and all agreements of the Secured Party to extend credit to or for the account of the Borrower have expired or otherwise have been terminated.  Upon such termination of this Agreement, the Secured Party shall, upon the request and at the expense of the Debtors, forthwith release its security interest hereunder.

Section 13.                                   Miscellaneous.  (a) This Agreement cannot be changed or terminated orally.  All of the rights, privileges, remedies, and options given to the Secured Party hereunder shall inure to the benefit of its successors and assigns, and all the terms, conditions, covenants, agreements, representations, and warranties of and in this Agreement shall bind the Debtors and their legal representatives, successors and assigns, provided that no Debtor may assign its rights or delegate its duties hereunder without the Secured Party’s prior written consent.

(b)                                 Except as otherwise specified herein, all notices hereunder shall be in writing (including, without limitation, notice by telecopy) and shall be given to the relevant party at its address or telecopier number set forth below (or, if no such address is set forth below, at the address of the relevant Debtor as shown on the records of the Secured Party), or such other address or telecopier number as such party may hereafter specify by notice to the other given by courier, by United States certified or registered mail, by telecopy or by other telecommunication device capable of creating a written record of such notice and its receipt.  Notices hereunder shall be addressed:

to the Debtors at:	to the Secured Party at:
Willdan Group, Inc.	BMO Harris Bank N.A.
2401 East Katella Avenue, Suite 300	111 West Monroe Street
Anaheim, California 92806	Chicago, Illinois 60603
Attention: Stacy McLaughlin	Attention: Jennifer Guidi
Telephone: (714) 940-6349)	Telephone: (312) 461-2272

Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section and a confirmation of such telecopy has been received by the sender, (ii) if given by mail, five (5) days after such communication is deposited in the mail, certified or registered with return receipt requested, addressed as aforesaid or (iii) if given by any other means, when delivered at the addresses specified in this Section.

(c)                                  In the event and to the extent that any provision hereof shall be deemed to be invalid or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Agreement shall to such extent be construed as not containing such provision, but only as to such locations where such law or interpretation is operative, and the invalidity or unenforceability of such provision shall not affect the validity of any remaining provisions hereof, and any and all other provisions hereof which are otherwise lawful and valid shall remain in full force and effect.  Without limiting the generality of the foregoing, in the event that this Agreement shall be deemed to be invalid or otherwise unenforceable with respect to any Debtor, such invalidity or unenforceability shall not affect the validity of this Agreement with respect to the other Debtors.

(d)                                 The lien and security interest herein created and provided for stand as direct and primary security for the Secured Obligations of the Borrower arising under or otherwise relating to the Credit Agreement as well as for any of the other Secured Obligations secured hereby.  No application of any sums received by the Secured Party in respect of the Collateral or any disposition thereof to the reduction of the Secured Obligations or any part thereof shall in any manner entitle any Debtor to any right, title or interest in or to the Secured Obligations or any collateral or security therefor, whether by subrogation or otherwise, unless and until all Secured Obligations have been fully paid and satisfied and all agreements of the Secured Party to extend credit to or for the account of each Debtor have expired or otherwise have been terminated.  Each Debtor acknowledges that the lien and security interest hereby created and provided are absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of the Secured Party or any other holder of any Secured Obligations, and without limiting the generality of the foregoing, the lien and security interest hereof shall not be impaired by any acceptance by the Secured Party or any other holder of any Secured Obligations of any other security for or guarantors upon any of the Secured Obligations or by any failure, neglect or omission on the part of the Secured Party or any other holder of any Secured Obligations to realize upon or protect any of the Secured Obligations or any collateral or security therefor.  The lien and security interest hereof shall not in any manner be impaired or affected by (and the Secured Party, without notice to anyone, is hereby authorized to make from time to time) any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or disposition of any of the Secured Obligations or of any collateral or security therefor, or of any guaranty thereof, or of any instrument or agreement setting forth the terms and conditions pertaining to any of the foregoing.  The Secured Party may at its discretion at any time grant credit to any Debtor without notice to the other Debtors in such amounts and on such terms as the Secured Party may elect (all of such to constitute additional Secured Obligations hereby secured) without in any manner impairing the lien and security interest created and provided for herein.  In order to realize hereon and to exercise the rights granted the Secured Party hereunder and under applicable law, there shall be no obligation on the part of the Secured Party or any other holder of any Secured Obligations at any time to first resort for payment to any one or more Debtors or to any guaranty of the Secured Obligations or any portion thereof or to resort to any other collateral, security, property, liens or any other rights or remedies whatsoever, and the Secured Party shall have the right to enforce this Agreement against any Debtor or any of its Collateral irrespective of whether or not other proceedings or steps seeking resort to or realization upon or from any of the foregoing are pending.

(e)                                  In the event the Secured Party shall at any time in its discretion permit a substitution of Debtors hereunder or a party shall wish to become a Debtor hereunder, such substituted or additional Debtor shall, upon executing an agreement in the form attached hereto as Schedule H, become a party hereto and be bound by all the terms and conditions hereof to the same extent as though such Debtor had originally executed this Agreement and, in the case of a substitution, in lieu of the Debtor being replaced.  Any such agreement shall contain information as to such Debtor necessary to update Schedule A, B, C, D, E, and F hereto with respect to it.  No such substitution shall be effective absent the written consent of the Secured Party nor shall it in any manner affect the obligations of the other Debtors hereunder.

(f)                                   This Agreement, and the rights and duties of the parties hereto, shall be construed and determined in accordance with the laws of the State of Illinois without regard to conflicts of law principles that would require application of the laws of another jurisdiction.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

(g)                                  This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (e.g., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.  Each Debtor acknowledges that this Agreement is and shall be effective upon its execution and delivery by such Debtor to the Secured Party, and it shall not be necessary for the Secured Party to execute this Agreement or any other acceptance hereof or otherwise to signify or express its acceptance hereof.

(h)                                 Each Debtor hereby submits to the non-exclusive jurisdiction of the United States District Court for the Northern District of Illinois and of any Illinois state court sitting in the City of Chicago for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby.  Each Debtor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient form.  THE DEBTORS AND THE SECURED PARTY EACH HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the Debtors have caused this Security Agreement to be duly executed and delivered as of the date and year first above written.

WILLDAN GROUP, INC.

By:	/s/ Thomas D. Brisbin
	Name	Thomas D. Brisbin
	Title	President and Chief Executive Officer

ELECTROTEC OF NY ELECTRICAL INC.

By:	/s/ Thomas D. Brisbin
	Name	Thomas D. Brisbin
	Title	Chairman of the Board

PUBLIC AGENCY RESOURCES

By:	/s/ Thomas D. Brisbin
	Name	Thomas D. Brisbin
	Title	Chairman of the Board

WILLDAN ENERGY SOLUTIONS

By:	/s/ Thomas D. Brisbin
	Name	Thomas D. Brisbin
	Title	Chairman of the Board

WILLDAN ENGINEERING

By:	/s/ Thomas D. Brisbin
	Name	Thomas D. Brisbin
	Title	Chairman of the Board

[Signature Page to Security Agreement]

WILLDAN ENGINEERS AND CONSTRUCTORS

By:	/s/ Thomas D. Brisbin
	Name	Thomas D. Brisbin
	Title	Chairman of the Board

WILLDAN FINANCIAL SERVICES

By:	/s/ Thomas D. Brisbin
	Name	Thomas D. Brisbin
	Title	Chairman of the Board

WILLDAN HOMELAND SOLUTIONS

By:	/s/ Thomas D. Brisbin
	Name	Thomas D. Brisbin
	Title	Chairman of the Board

WILLDAN INFRASTRUCTURE

By:	/s/ Thomas D. Brisbin
	Name	Thomas D. Brisbin
	Title	Chairman of the Board

WILLDAN LIGHTING & ELECTRIC, INC.

By:	/s/ Thomas D. Brisbin
	Name	Thomas D. Brisbin
	Title	Chairman of the Board

WILLDAN LIGHTING & ELECTRIC OF CALIFORNIA

By:	/s/ Thomas D. Brisbin
	Name	Thomas D. Brisbin
	Title	Chairman of the Board

[Signature Page to Security Agreement]

WILLDAN LIGHTING & ELECTRIC OF WASHINGTON, INC.

By:	/s/ Thomas D. Brisbin
	Name	Thomas D. Brisbin
	Title	Chairman of the Board

[Signature Page to Security Agreement]

Accepted and agreed to as of the date and year first above written.

BMO HARRIS BANK N.A.

By:	/s/ Brian Russ
	Name	Brian Russ
	Title	Vice President

[Signature Page to Security Agreement]

SCHEDULE A

LOCATIONS

COLUMN 1	COLUMN 2	COLUMN 3
NAME OF DEBTOR (AND STATE OF ORGANIZATION AND ORGANIZATIONAL REGISTRATION NUMBER)	CHIEF EXECUTIVE OFFICE (AND NAME OF RECORD OWNER OF SUCH LOCATION)	ADDITIONAL PLACES OF BUSINESS AND COLLATERAL LOCATIONS (AND NAME OF RECORD OWNER OF SUCH LOCATIONS)

Willdan Group, Inc. (DE; 4108121)	2401 E. Katella Avenue Suite 300 Anaheim, CA 92806-5909 (Record Owner: Metroplex Office Investors, LP)

9281 Office Park Circle

Suite 100

Elk Grove, CA 95758-8069

(Record Owner: Jackson II, LLC)

445 North Wells Street

Suite 203

Chicago, IL 60654-4582

(Record Owner: 445 North Wells Limited Partnership)

One Exchange Plaza

55 Broadway, Suite 1900

New York, NY 10006-3739

(Record Owner: 55 BROADWAY, L.L.C.)

Electrotec of NY Electrical Inc. (NY; 140310010019)	2401 E. Katella Avenue Suite 300 Anaheim, CA 92806-5909 (Record Owner: Metroplex Office Investors, LP)

Public Agency Resources (CA; 2708221)	2401 E. Katella Avenue Suite 300 Anaheim, CA 92806-5909 (Record Owner: Metroplex Office Investors, LP)

Willdan Energy Solutions (CA; 2565945)	2401 E. Katella Avenue Suite 300 Anaheim, CA 92806-5909 (Record Owner: Metroplex Office Investors, LP)

751 North Vernon Avenue

Azusa, CA 91702

(Record Owner: Robert J. & Yolanda Miller, Trustee of the Miller Family Trust)

6120 Stoneridge Mall Road

Suite 250

Pleasonton, CA 94588

(Record Owner: NPC Holdings, LLC)

3760 Convoy Street

Suite 205

San Diego, CA 92111-9739

(Record Owner: Kearny Mesa

Office Center, LLC)

4449 Easton Way, 2nd Floor

Columbus, OH 43219

(Record Owner: Regus Management Group, LLC)

9601 Katy Freeway, Suite 375

Houston, TX 77024

(Record Owner: Briarhollow LLC)

22122 20th Avenue SE

Building H

Suite 162

Bothell, WA 98021-4442

(Record Owner: Teachers Insurance & Annuity Association of America)

Willdan Engineering (CA; 471566)	2401 E. Katella Avenue Suite 300 Anaheim, CA 92806-5909 (Record Owner: Metroplex Office Investors, LP)

1440 East Missouri Ave

Suite C170

Phoenix, AZ 85014-2460

(Record Owner: Plaza Squaw Peak LLC)

1515 S. Sunkist Street

Suite E

Anaheim CA 92806-5909

(Record Owner: RREEF America REIT II Portfolio, L.P.)

2014 Tulare Street

Suite 515

Fresno, CA 93721-2011

(Record Owner: T.W. Patterson Investors)

13191 Crossroads Pkwy North

Suite 405

Industry, CA 91746-3443

(Record Owner: RR&C Development Company and Redlands Joint Venture LLC)

2400 Washington Avenue

Suite 101

Redding, CA 96001-2839

(Record Owner: Northern Valley Catholic Social Service, Inc)

2240 Douglas Boulevard

Suite 270

Roseville, CA 95661

(Record Owner: Lum Yip Kee, Limited)

650 E. Hospitality Lane

Suite 250

San Bernadino, CA 92408-3835

(Record Owner: Rancon Realty Fund V Subsidiary, LLC)

374 Poli Street, Suite 101

Ventura, CA 93001-2605

(Record Owner: Sespe Consulting)

9017 S. Pecos Road

Suite 4430

Henderson, NY 89074

(Record Owner: Pecos I-215 Executive Suites, LLC)

Willdan Engineers and Constructors (CA; 3122393)	2401 E. Katella Avenue Suite 300 Anaheim, CA 92806-5909 (Record Owner: Metroplex Office Investors, LP)

Willdan Financial Services (CA; 1439686)	2401 E. Katella Avenue Suite 300 Anaheim, CA 92806-5909 (Record Owner: Metroplex Office Investors, LP)

1939 Harrison Street

Suite 430

Oakland, CA 94612-3527

(Record Owner: Park Plaza Oakland LP)

27368 Via Industria, Suite 110

Temecula, CA 92590-4856

(Record Owner: LBUBS 2007-C1 Via Industria Limited Partnership)

200 South Orange Ave

Suite 1550

Orlando, FL 32801

(Record Owner: Robert W. BAaird & Co. Incorporated)

3140 Washington Boulevard

Suite 222

Arlington, VA 22201

(Record Owner: Link Locale)

Willdan Homeland Solutions (CA; 2707895)	2401 E. Katella Avenue Suite 300 Anaheim, CA 92806-5909 (Record Owner: Metroplex Office Investors, LP)

Willdan Infrastructure (CA; 3619121)	2401 E. Katella Avenue Suite 300 Anaheim, CA 92806-5909 (Record Owner: Metroplex Office Investors, LP)

Willdan Lighting & Electric, Inc. (DE; 5130259)	2401 E. Katella Avenue Suite 300 Anaheim, CA 92806-5909	333 South Van Brunt Street Suite C Englewood, NJ 07631

	(Record Owner: Metroplex Office Investors, LP)	(Record Owner: Harco Industries U.S.A., Inc.) 53-10 46th Street Maspeth, NY 11378 (Record Owner: LNK Properties, LLC)

Willdan Lighting & Electric of California (CA; 3584997)	2401 E. Katella Avenue Suite 300 Anaheim, CA 92806-5909 (Record Owner: Metroplex Office Investors, LP)

Willdan Lighting & Electric of Washington, Inc. (WA; 603321769)	2401 E. Katella Avenue Suite 300 Anaheim, CA 92806-5909 (Record Owner: Metroplex Office Investors, LP)

SCHEDULE B

OTHER NAMES

A.                                    PRIOR LEGAL NAMES

Willdan Group, Inc.: Willdan Group of Companies

Willdan Engineer: Arroyo Geotechnical, Willdan Geotechnical, Willdan Resource Solutions

B.                                    TRADE NAMES

None.

SCHEDULE C

INTELLECTUAL PROPERTY RIGHTS

FEDERAL TRADEMARK REGISTRATIONS

DEBTOR	MARKS	REG. NO.	GRANTED
Willdan Group, Inc.	Willdan Group, Inc.	3294052	9/18/2007
Willdan Group, Inc.	WWWW Willdan Group, Inc.	3294051	9/18/2007
Willdan Group, Inc.	The Willdan Group of Companies	3287962	9/4/2007
Willdan Group, Inc.	W	3317457	10/23/2007
Willdan Group, Inc.	W	3867937	10/26/2010
Willdan Group, Inc.	Extending Your Reach	3867936	10/26/2010
Willdan Group, Inc.	Willdan	3867935	10/26/2010

U.S. PATENT NUMBERS

None.

U.S. COPYRIGHT NUMBERS

DEBTOR	UNITED STATES COPYRIGHT NO. / APPLICATION NO.	TITLE OF COPYRIGHT	REG. DATE / FILING DATE
Willdan Financial Services	TXu001321711	Computer File	2006-11-13
Willdan Engineering	TXu001334600	Computer File	2006-11-13
Willdan Group, Inc.	TX0002785608	Text	1990-03-27
Willdan Group, Inc.	TX0001117648	Text	1983-02-16

SCHEDULE D

REAL ESTATE LEGAL DESCRIPTIONS

None.

SCHEDULE E

INVESTMENT PROPERTY AND DEPOSITS

A.                                    INVESTMENT PROPERTY

NAME OF DEBTOR	NAME OF SUBSIDIARY ISSUER	TYPE OF ORGANIZATION (E.G., CORPORATION, PARTNERSHIP, LIMITED LIABILITY COMPANY)	JURISDICTION OF ORGANIZATION	NO. OF ISSUED SHARES/UNITS	CERTIFICATE NO. (IF ANY)	PERCENTAGE OF ISSUER’S EQUITY INTERESTS

Willdan Lighting & Electric of California	Electrotec of NY Electrical Inc.	Corporation	New York	1	1	100%

Willdan Group, Inc.	Public Agency Resources	Corporation	California	100	1	100%

Willdan Group, Inc.	Willdan Energy Solutions	Corporation	California	1,000,000	1	100%

Willdan Group, Inc.	Willdan Engineering	Corporation	California	100	121	100%

Willdan Group, Inc.	Willdan Engineers and Constructors	Corporation	California	1	1	100%

Willdan Group, Inc.	Willdan Financial Services	Corporation	California	10,000	11	100%

Willdan Group, Inc.	Willdan Homeland Solutions	Corporation	California	100	1	100%

Willdan Group, Inc.	Willdan Infrastructure	Corporation	California	1	1	100%

Willdan Energy Solutions	Willdan Lighting & Electric, Inc.	Corporation	Delaware	1	1	100%

Willdan Energy Solutions	Willdan Lighting & Electric of California	Corporation	California	100	1	100%

Willdan Energy Solutions	Willdan Lighting & Electric of Washington, Inc.	Corporation	Washington	100	1	100%

B.                                    DEPOSITS

NAME OF LOAN PARTY	TYPE OF ACCOUNT AND ACCOUNT NUMBER (E.G., DEPOSIT ACCOUNT, SECURITIES ACCOUNT OR COMMODITY ACCOUNT)	ACCOUNT NUMBER	ACCOUNT TITLE	NAME AND ADDRESS OF INSTITUTION
Willdan Group, Inc	***	***	***	***
Willdan Group, Inc	***	***	***	***
Willdan Group, Inc	***	***	***	***
Willdan Engineering	***	***	***	***
Willdan Engineering	***	***	***	***
Public Agency Service	***	***	***	***
Willdan Lighting & Electric, Inc	***	***	***	***
Willdan Homeland Solutions	***	***	***	***
Willdan Energy Solutions	***	***	***	***
Pinnacle*	***	***	***	***

* Pinnacle was sold in December 2013 and is in the process of being dissolved.

*** Indicates that certain information contained herein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Willdan Financial Services	***	***	***	***
Willdan Financial Services	***	***	***	***
Willdan Financial Services	***	***	***	***
Willdan Financial Services	***	***	***	***
Willdan Group, Inc	***	***	***	***
ALL	***	***	***	***
Willdan Group, Inc	***	***	***	***
ALL	***	***	***	***
Willdan Group, Inc	***	***	***	***
Willdan Group, Inc	***	***	***	***
Willdan Group, Inc	***	***	***	***
Willdan Group, Inc	***	***	***	***
Willdan Energy Solutions	***	***	***	***
Pinnacle*	***	***	***	***
Public Agency Service	***	***	***	***
Willdan Lighting & Electric, Inc	***	***	***	***
Willdan Engineering	***	***	***	***
Willdan Geotechnical	***	***	***	***

* Pinnacle was sold in December 2013 and is in the process of being dissolved.

*** Indicates that certain information contained herein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Willdan Financial Services	***	***	***	***
Willdan Homeland Solutions	***	***	***	***
Willdan Foundations, Inc	***	***	***	***

*** Indicates that certain information contained herein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE F

COMMERCIAL TORT CLAIMS

None.

SCHEDULE G

SUPPLEMENT TO SECURITY AGREEMENT

THIS SUPPLEMENT TO SECURITY AGREEMENT (the “Supplement”) is dated as of this            day of                           , 20    , from                                                   , a(n)                            corporation/limited liability company/partnership (the “Debtor”), to BMO Harris Bank N.A., a national banking association (the “Secured Party”).

PRELIMINARY STATEMENTS

A. The Debtor, certain affiliates of the Debtor and the Secured Party are parties to that certain Security Agreement dated as of March 24, 2014 (such Security Agreement, as the same may from time to time be amended, modified or restated, being hereinafter referred to as the “Security Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms are defined in the Security Agreement.

B. Pursuant to the Security Agreement, the Debtor granted to the Secured Party, among other things, a continuing security interest in all Commercial Tort Claims.

C. The Debtor has acquired a Commercial Tort Claim, and executes and delivers this Supplement to confirm and assure the Secured Party’s security interest therein.

NOW, THEREFORE, in consideration of the benefits accruing to the Debtor, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                      In order to secure payment of the Secured Obligations, whether now existing or hereafter arising, the Debtor does hereby grant to the Secured Party a continuing lien on and security interest in the Commercial Tort Claim described below:

2.                      Schedule F (Commercial Tort Claims) to the Security Agreement is hereby amended to include reference to the Commercial Tort Claim referred to in Section 1 above. The Commercial Tort Claim described herein is in addition to, and not in substitution or replacement for, the Commercial Tort Claims heretofore described in and subject to the Security Agreement, and nothing contained herein shall in any manner impair the priority of the liens and security interests heretofore granted by the Debtor in favor of the Secured Party under the Security Agreement.

3.                      All capitalized terms used in this Agreement without definition shall have the same meaning herein as such terms have in the Security Agreement, except that any reference to the term “Collateral” and any provision of the Security Agreement providing meaning to such term shall be deemed to include the Commercial Tort Claim referred to in Section 1 above. Except as specifically modified hereby, all of the terms and conditions of the Security Agreement shall stand and remain unchanged and in full force and effect.

4.                      The Debtor agrees to execute and deliver such further instruments and documents and do such further acts and things as the Secured Party may deem necessary or proper to carry out more effectively the purposes of this Supplement.

5.                      No reference to this Supplement need be made in the Security Agreement or in any other document or instrument making reference to the Security Agreement, any reference to the Security Agreement in any of such items to be deemed a reference to the Security Agreement as supplemented hereby. The Debtor acknowledges that this Supplement shall be effective upon its execution and delivery by the Debtor to the Secured Party, and it shall not be necessary for the Secured Party to execute this Supplement or any other acceptance hereof or otherwise to signify or express its acceptance hereof.

6.                      This Agreement may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Agreement by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart hereof. This agreement, and the rights and duties of the parties hereto, shall be construed and determined in accordance with the laws of the State of Illinois without regard to conflicts of law principles that would require application of the laws of another jurisdiction.

[INSERT NAME OF DEBTOR]

By
Name
Title

SCHEDULE H

ASSUMPTION AND SUPPLEMENTAL SECURITY AGREEMENT

THIS ASSUMPTION AND SUPPLEMENTAL SECURITY AGREEMENT (this “Agreement”) dated as of this            day of                             , 20       from [new debtor], a                      corporation/limited liability company/partnership (the “New Debtor”), to BMO Harris Bank N.A., a national banking association (the “Secured Party”).

WITNESSETH THAT:

WHEREAS, Willdan Group, Inc., a Delaware corporation (the “Borrower”), and certain other parties have executed and delivered to the Secured Party that certain Security Agreement dated as of March 24, 2014 (such Security Agreement, as the same may from time to time be modified or amended, including supplements thereto which add additional parties as Debtors thereunder, being hereinafter referred to as the “Security Agreement”), pursuant to which such parties (the “Existing Debtors”) have granted to the Secured Party a lien on and security interest in each such Existing Debtor’s Collateral (as such term is defined in the Security Agreement) to secure the Secured Obligations (as such term is defined in the Security Agreement); and

WHEREAS, the Borrower provides the New Debtor with substantial financial, managerial, administrative, technical and other support and the New Debtor will directly and substantially benefit from credit and other financial accommodations extended and to be extended by the Secured Party to the Borrower;

NOW, THEREFORE, FOR VALUE RECEIVED, and in consideration of advances made or to be made, or credit accommodations given or to be given, to the Borrower by the Secured Party from time to time, the New Debtor hereby agrees as follows:

1.                      The New Debtor acknowledges and agrees that it shall become a “Debtor” party to the Security Agreement effective upon the date the New Debtor’s execution of this Agreement and the delivery of this Agreement to the Secured Party, and that upon such execution and delivery, all references in the Security Agreement to the terms “Debtor” or “Debtors” shall be deemed to include the New Debtor. Without limiting the generality of the foregoing, the New Debtor hereby repeats and reaffirms all grants (including the grant of a lien and security interest), covenants, agreements, representations and warranties contained in the Security Agreement as amended hereby, each and all of which are and shall remain applicable to the Collateral from time to time owned by the New Debtor or in which the New Debtor from time to time has any rights. Without limiting the foregoing, in order to secure payment of the Secured Obligations, whether now existing or hereafter arising, the New Debtor does hereby grant to the Secured Party, and hereby agrees that the Secured Party has and shall continue to have a continuing lien on and security interest in, among other things, all of the New Debtor’s Collateral (as such term is defined in the Security Agreement), including, without limitation, all of the New Debtor’s Accounts, Chattel Paper, Instruments, Documents, General Intangibles, Letter-of-Credit Rights,

Supporting Obligations, Deposit Accounts, Investment Property, Inventory, Equipment, Fixtures, Commercial Tort Claims, and all Proceeds thereof and all of the other Collateral described in the granting clauses of the Security Agreement, each and all of such granting clauses being incorporated herein by reference with the same force and effect as if set forth in their entirety except that all references in such clauses to the Existing Debtors or any of them shall be deemed to include references to the New Debtor. Nothing contained herein shall in any manner impair the priority of the liens and security interests heretofore granted in favor of the Secured Party under the Security Agreement.

2.                      Schedules A (Locations), Schedule B (Other Names), Schedule C (Intellectual Property Rights), Schedule D (Real Estate Legal Descriptions), Schedule E (Investment Property and Deposits), and Schedule F (Commercial Tort Claims) to the Security Agreement shall be supplemented by the information stated below with respect to the New Debtor:

SUPPLEMENT TO SCHEDULE A

NAME OF DEBTOR (AND STATE OF ORGANIZATION AND ORGANIZATIONAL REGISTRATION NUMBER)	CHIEF EXECUTIVE OFFICE (AND NAME OF RECORD OWNER OF SUCH LOCATION)	ADDITIONAL PLACES OF BUSINESS AND COLLATERAL LOCATIONS (AND NAME OF RECORD OWNER OF SUCH LOCATIONS)

SUPPLEMENT TO SCHEDULE B

NAME OF DEBTOR	PRIOR LEGAL NAMES AND TRADE NAMES OF SUCH DEBTOR

SUPPLEMENT TO SCHEDULE C

INTELLECTUAL PROPERTY RIGHTS

SUPPLEMENT TO SCHEDULE D

REAL ESTATE LEGAL DESCRIPTIONS

SUPPLEMENT TO SCHEDULE E

INVESTMENT PROPERTY AND DEPOSITS

SUPPLEMENT TO SCHEDULE F

COMMERCIAL TORT CLAIMS

3.                      The New Debtor hereby acknowledges and agrees that the Secured Obligations are secured by all of the Collateral according to, and otherwise on and subject to, the terms and conditions of the Security Agreement to the same extent and with the same force and effect as if the New Debtor had originally been one of the Existing Debtors under the Security Agreement and had originally executed the same as such an Existing Debtor.

4.                      All capitalized terms used in this Agreement without definition shall have the same meaning herein as such terms have in the Security Agreement, except that any reference to the term “Debtor” or “Debtors” and any provision of the Security Agreement providing meaning to such term shall be deemed a reference to the Existing Debtors and the New Debtor. Except as specifically modified hereby, all of the terms and conditions of the Security Agreement shall stand and remain unchanged and in full force and effect.

5.                      The New Debtor agrees to execute and deliver such further instruments and documents and do such further acts and things as the Secured Party may reasonably deem necessary or proper to carry out more effectively the purposes of this Agreement.

6.                      No reference to this Agreement need be made in the Security Agreement or in any other document or instrument making reference to the Security Agreement, any reference to the Security Agreement in any of such to be deemed a reference to the Security Agreement as modified hereby.

7.                      This Agreement may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Agreement by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart hereof. This agreement, and the rights and duties of the parties hereto, shall be construed and determined in accordance with the laws of the State of Illinois without regard to conflicts of law principles that would require application of the laws of another jurisdiction.

[INSERT NAME OF NEW DEBTOR]

By
Name
Title

Accepted and agreed to as of the date first above written.

BMO HARRIS BANK N.A.

By
Name
Title